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                                  EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 14, 1998 incorporated by reference in Southern Energy Homes, Inc.'s Form 10-K for the year ended January 2, 1998 and to all references to our Firm included in this Registration Statement.

                                                  /s/ Arthur Andersen LLP
                                                  -----------------------
                                                  Arthur Andersen LLP

Birmingham, Alabama
April 24, 1998